UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

The RMR Group Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	8742	47-4122583
(State or other jurisdiction of incorporation)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634

(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	RMR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒               Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

In this Current Report on Form 8-K, the terms “the Company”, “our” or “we” refer to The RMR Group Inc.

Item 8.01.   Other Events.

Secondary Offering of RMR Common Shares

On June 26, 2019, the Company and Hospitality Properties Trust, Office Properties Income Trust and Senior Housing Properties Trust, or the Selling Shareholders, entered into an underwriting agreement with the underwriters named in Schedule A thereto, for which Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, BofA Securities, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC are acting as representatives, or the Underwriting Agreement, relating to an underwritten public offering of an aggregate of  7,942,245 shares of our Class A common stock, par value $0.001 per share, or the RMR Common Shares, owned by the Selling Shareholders, or the Offering.

On June 26, 2019, the Selling Shareholders and the underwriters priced the Offering. The settlement of the Offering is expected to occur on July 1, 2019. The public offering price was $40.00 per share. The Selling Shareholders will receive all of the net proceeds from the sale of the RMR Common Shares and will use the proceeds to pay down debt at each respective company. The Company will not receive any proceeds in the Offering. Upon completion of the Offering, the Selling Shareholders will no longer own any RMR Common Shares.

The RMR Common Shares being sold by the Selling Shareholders are being offered pursuant to a shelf registration statement on Form S-3 (Registration No. 333-228662) initially filed by the Company with the United States Securities and Exchange Commission, or the Commission, on December 3, 2018, and which, as amended, was declared effective by the Commission on February 14, 2019, or the Registration Statement. A prospectus supplement relating to the Offering will be filed with the Commission pursuant to Rule 424(b)(5) promulgated under the Securities Act of 1933, as amended, or the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with the Selling Shareholders. Our managing directors have historical and continuing relationships with our Selling Shareholders, and our Selling Shareholders have historical and ongoing relationships with other of our client companies. Our managing directors and certain of our executive officers and those of our majority operating subsidiary, The RMR Group LLC, serve as managing directors, managing trustees, directors, officers or employees of the Selling Shareholders and certain trustees and officers of the Selling Shareholders serve as trustees, directors or officers of other of our client companies.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended September 30, 2018, or our Annual Report, our Quarterly Reports for the quarters ended December 31, 2018 and March 31, 2019, or our Quarterly Reports, our definitive Proxy Statement for our 2019 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Commission, including Note 6 to our consolidated financial statements included in our Annual Report, Note 7 to our condensed consolidated financial statements included in our Quarterly Reports, the section captioned “Business” in our Annual Report, the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” in our Annual Report and Quarterly Reports and the section captioned “Related Person Transactions” and the information regarding our directors and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of the Prospectus Supplement, our Annual Report and our Quarterly Report for the quarter ended March 31, 2019 for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the Commission and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the Commission and accessible at the Commission’s website, www.sec.gov.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever the Company uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, the Company is making forward-looking statements. These forward-looking statements are based upon the Company’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by the Company’s forward-looking statements as a result of various factors. For example:

•                  This Current Report on Form 8-K states that the settlement of the Offering is expected to occur on July 1, 2019. In fact, the settlement of the Offering is subject to various conditions and contingencies as are customary in underwriting agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, the Offering may not close.

•                  This Current Report on Form 8-K states that the public offering price of the RMR Common Shares to be sold in the Offering was $40.00 per share. This may imply that the per share trading price of the RMR Common Shares will remain at or above that amount during the pendency of the Offering and thereafter. However, the trading price of the RMR Common Shares may decline.

The information contained in the Company’s filings with the Commission, including under the caption “Risk Factors” in the Prospectus Supplement and in our periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this Current Report on Form 8-K. The Company’s filings with the Commission are available on the Commission’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, the Company does not intend to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

1.1

Underwriting Agreement, dated June 26, 2019, by and among The RMR Group Inc., Hospitality Properties Trust, Office Properties Income Trust, Senior Housing Properties Trust and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, BofA Securities, Inc., RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (contained in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RMR GROUP INC.

Date: June 27, 2019	By:	/s/ Matthew P. Jordan
Matthew P. Jordan
Executive Vice President, Chief Financial Officer and Treasurer